Exhibit 99.1
 1    December 2014  NASDAQ: FNHC

 SAFE HARBOR statement / FNHC Snapshot  Safe harbor statement under the Private Securities Litigation Reform Act of 1995:Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” or “will” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology are intended to identify forward-looking statements.Forward-looking statements might also include, but are not limited to, one or more of the following:Projections of revenues, income, earnings per share, dividends, capital structure or other financial items or measures;Descriptions of plans or objectives of management for future operations, insurance products, or services; Forecasts of future insurable events, economic performance, liquidity, need for funding and income; andDescriptions of assumptions or estimates underlying or relating to any of the foregoing.The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business; the adequacy of its reserves for loss and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval applications for requested rate increases, to underwrite in additional jurisdictions, or to organize a new property and casualty insurer in connection with our recently announced joint venture, and the timing thereof; the impact that this new insurer may have on our results of operations, once organized; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission.In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods.Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  2    Federated National Holding Company (as of 9/30/2014)  NASDAQ: FNHCHeadquarters: Sunrise, FL (Ft. Lauderdale)Core Market: Homeowners’ insurance in FloridaIPO Year: 1998Financial Stability Rating: Cash and Investments: $365.1 MTotal Shareholders’ Equity: $179.7 MCommon Shares Outstanding: 13.6 MBook Value Per Common Share: $13.22

 We are predominantly a homeowners’ insurer in Florida  3  …Our Distinguishing Characteristics  Top three writer of voluntary business in Florida (1)Started offering homeowners’ insurance in Florida in 2000. Rated “A” by Demotech since 1998Homeowners’ insurance in Florida represents over 90% of our premiumsFlorida is the fourth largest state and represents approximately $9.6 billion in homeowners’ insurance premiumUnderwrite commercial general liability, personal auto and federal flood (100% ceded) and sell various lines of other insurance  Voluntary Business Focus  Strong Reinsurance Program  Outstanding Service  Voluntary business sold through independent agentsOne of few select Florida homeowners’ insurance companies appointed to write voluntary business through Allstate’s Florida agents  Full indemnity reinsurance with 53 reinsurance partners, all of which are rated “A-” or higher by A.M. Best or fully collateralized   Many of our partner agents prefer to entrust their clients with us due to our experience within Florida and our high level of service  Based on Florida homeowners’ insurance new policies written for the three months ended June 30, 2014; Florida Office of Insurance RegulationComprised of 4% of gross written premium in MGA fees and 3.6% of gross earned premium in claims service fees  Efficient Operating Model  Superior and highly efficient operating model relative to peersOur partner agent’s receive a competitive 11.6% commission on averageMGA and claims services fees are a lean 7.6% (2)Low 19.2% acquisition costs versus the industry average of 25.0% - 28.0%

 Experienced MANAGEMENT TEAM  An experienced management team that has a long history with Federated National and has extensive tenure in the homeowners’ insurance market in Florida  Michael Braun (Age 47), Chief Executive Officer & President  Appointed Chief Executive Officer in July 2008Elected to Board in 2005Previously served as Chief Operating Officer Joined in 1998  Peter Prygelski (Age 45), Chief Financial Officer & Treasurer  Re-nominated to Board in 2008Appointed Chief Financial Officer in June 2007Served as Independent Director from 2004 through 2007 Joined in 2004  Stephen Young (Age 40), Vice President of Operations  Appointed Vice President of Operations in June 2009 Served as President of Federated Premium FinanceMore than 20 years of industry experienceJoined in August 1995  Gordon Jennings (Age 57), Vice President of Risk Management  Appointed Vice President of Risk Management in May 2008 Serves as President of Federated National UnderwritersMore than 24 years of industry experienceJoined in May 2000  C. Brian Turnau (Age 47), President of Federated National Adjusting  Appointed President of Federated National Adjusting in July 2006Worked for private practice insurance defense litigation law firms for 15 yearsMore than 13 years of industry experienceJoined in June 2000  Christopher Clouse (Age 47), Underwriting Manager  Appointed Underwriting Manager in June 2010More than 25 years of industry experienceJoined in March 2008   4

 Florida property insurance market timeline  5  Hurricane Andrew  Emergence of Citizens’ predecessor  Creation of the Florida Hurricane Catastrophe Fund  Hurricane seasons bring 4 Florida hurricanes in 2004 and 4 in 2005  Windstorm mitigation credit overhaul  Citizens becomes a competitor to the private market  Citizens establishes “glide path” to actuarial sound rates  “Cost driver” bill to expedite rate filings, increase surplus requirements and reform sinkhole claims  Citizens reduces potential assessment  Citizens Clearinghouse established  National carriers begin to exit / contract  National carriers accelerate exit / contraction

 Florida Market provides continued growth  6  Based on Florida homeowners’ insurance new policies written for the three months ended June 30, 2014; Florida Office of Insurance Regulation  The Florida Homeowners’ Insurance Market is Poised for Continued Growth and Profitability Rate adequacyReduced reinsurance costs combined with increased capacityCitizens, Florida’s residual market, is less competitive in the homeowners’ insurance marketLack of competition from national and large carriersImproved real estate market is driving demand and has increased premiumsFederated National is One of the Fastest Growing Homeowners’ Insurers in Florida and is Poised to Continue to Grow Profitably Top three writer of voluntary business in Florida (1)All new policies are generated on a voluntary basisOne of few select Florida homeowners’ insurance companies appointed to write voluntary business through Allstate’s Florida agentsOpportunity to increase FedNat’s 3.0% market share and further increase our market presence through Monarch  Top Personal Residential Homeowners’ Insurers in FloridaAs of June 30, 2014  Note: Includes personal residential and excludes commercial residential business. The Florida Office of Insurance Regulation’s QUASR next generation database excludes State Farm Florida Insurance Company in its dataset as of June 30, 2014

 Federated National’s approach to the Florida market  7  Utilize point of sale software which ensures rate adequacyDelivers instantaneous risk analytics and quoting and binding capabilitiesProvides agents with access to numerous key data points essential to assessing risk factors  Reduced geographic concentration in the Tri-County / South Florida area and expanded in other counties in FloridaGreater diversification has enhanced underwriting results and reduced our risk exposureSelect expansion into other coastal states  Sophisticated Analytics  Geographic Diversification  Underwriting Standards  Focus on higher value propertiesEmphasis on newer properties which typically have more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses, all of which mitigate expected lossesLargely avoided claims associated with sinkhole losses by carefully underwriting certain geographic areas in Florida

 DPW in thousands for the last twelve months ended September 30, 2014  Growing and diversified In Florida  8  Premium In-Force ($ in Millions)  Growing & Diversified in Florida  Y/Y Growth of 71.3%    Y/Y Growth of 67.1%  Panhandle13%  North FL6%  SW FL23%  Treasure Coast27%  Tri-County / South Florida19%  DPW By Line of Business (Last Twelve Months)  Homeowners’ Policy In-Force Count (Thousands)  Total: $348,252 (1)    Total FL Policies In-Force as of September 30, 2014: 167,600  Tampa / St. Pete12%

 Quality Growth in Homeowners’ Portfolio  9  1-in-100 Year Probable Maximum Loss(1) / In-Force Premium  Total modeled losses incurred in a 1-in-100 year catastrophe related event; FNHC is currently in the process of re-balancing between RMS and AIRNote: Probable Maximum Loss is modeled using RMS assuming LT, NoSS and NoLA  Total Insured Value and Policies In-Force

 Superior underwriting results  10  Reflects $16.5 million accounting impact related to quota-share agreement entered into during the 3rd quarter of 2014Source: Company Filings and SNL FinancialNote: NPE and Losses & LAE based on GAAP  Loss & LAE Ratio (Net Basis)  Net Premiums Earned ($ in Millions)  (1)

 Robust claims capabilities and tenured staff  11  18 field adjusters covering the entire state of Florida and 38 onsite (desk) adjusters; 10 claims managers and supervisors; in-house litigation manager supported by 4 litigation adjusters; all of whom are fully licensed in all of the states we write businessAverage experience is over 10 yearsLong tenure with Federated National; over half of our homeowners’ adjusting staff served the Company during the storms of 2004 and 2005Training and knowledge is promoted and enhanced through on and off-site education  24/7 new claims reporting capacity with immediate emergency response available when warrantedLong standing relationships with water remediation companies, emergency services providers and loss causation analysts that provide rapid mitigation of damages and exceptional customer service  In-House Claims Adjuster  Efficient Claims Response  Strategic Alliance with Catastrophe Adjuster  Owns 1/3 of Southeast Catastrophe Consulting Company, an independent catastrophe claims adjusterDedicated catastrophe adjusters available to Federated National when neededAll data and systems functionality is backed-up through a remote cloud-based computing system

 Strong Catastrophe reinsurance  12  2014 – 2015 Excess of Loss Catastrophe Reinsurance HighlightsApproximately $1.5 billion of aggregate coverage with maximum single event coverage of approximately $1.0 billion53 reinsurance partners, all of which are rated “A-” or higher by A.M. Best or fully collateralized Quota share of 30% of $200 million aggregate coverage on two events with maximum single event coverage of 30% of $100 millionA $11.2 million pre-tax retention on first event with losses above $11.2 million and less than $904 millionIf a first event above $904 million in losses occurs, Federated National would retain an additional 15.85% of the next $100 million of covered lossesAll private market layers have prepaid automatic restatements protection and a cascading feature meaning if a preceding layer is exhausted the layers above drop down (cascade) until all layers are exhausted  Federated National has full indemnity reinsurance with highly rated reinsurers many of which it has maintained a business relationship with for many years

 Catastrophe REINSURANCE PROGRAM  13  July 1, 2014 – June 30, 2015 Excess of Loss Catastrophe Reinsurance Program  First Event  Second Event  Note: Uses historical models with loss amplification for RMS v 13.1

       Monarch is a new Growth opportunity  14  Our agents ask, “How can we write more business with your organization?” …Monarch is our answer.  Monarch is designed to capture additional quality business that FNHC is not able to secure with FNIC’s productsFNIC only binds approximately 12% of the quotes submitted by its agentsThe opportunity lies in the ability to provide more coverage options to agentsFNHC’s business is scalable and can achieve more economies of scale with increased volumeStatutory regulations require a separate capital base unless the policies are mutually exclusiveFNHC is partnering to form Monarch as a separate insurance company with a separate capital base and different premium rates and policy forms than FNIC to capture standard market businessMonarch has filed its application and rates, rules and forms with the Florida Office of Insurance Regulation and is under normal regulatory review    88% Policies Not Bound  12% Policies Bound  Monarch Opportunity

 Monarch Management and Structure  Benefits to Federated NationalNew market opportunityManagement and operational controlMGA, claims and policy feesParticipation in underwriting resultsMonarch ManagementMichael H. Braun – CEO & PresidentPeter J. Prygelski – CFO & TreasurerMonarch Board of ManagersFederated National (3 seats)Crosswinds (3 seats)Independent third party (1 seat) selected by FNHC and CrosswindsCrosswinds OverviewPublicly traded Canadian merchant bank and alternative investment managerTSX: BKPTransRe OverviewInternational reinsurance organization headquartered in New York with operations worldwideSubsidiary of Alleghany Corporation (NYSE: Y)  * Crosswinds Holdings Inc. f/k/a C.A. Bancorp Inc.Non-voting equity owner  15  Federated National Holding Company$14 million  Crosswinds Holdings Inc. (“Crosswinds”)*$14 million  TransRe (1)$5 million  Monarch  Federated National Underwriters, Inc.  $5M of Senior Debt  MGA & Claims Fees  MGA & Claims Services  100% Owned  42% Owned  42% Owned  15% Owned      = Joint venture to be formed

 16        Financial Overview

 2014 Third QUARTER FINANCIAL HIGHLIGHTS  17  Core GrowthGross premiums written YTD increased by 59.7% to $280.5 million as compared to the nine months ended Q3 2013Net premiums earned YTD increased by 87.5% to $130.0 million as compared to the nine months ended Q3 2013Continued Improvement in Underwriting ResultsLoss ratio YTD improved by 6.2 percentage points year-over-year to 46.5%Strong Returns to ShareholdersFully diluted net income per share in Q3 2014 increased by 43.6% to $0.56 as compared to Q3 2013Book value per share increased by 44.2% to $13.22 as compared to Q3 2013  Note: Based on GAAP financial information

 Shareholder value creation  18  New reinsurance program initiated on July 1, 2014.  This quarterly cost will remain constant over the next three quarters while we continue to grow our book of businessQ3 2014 LTM ROAE declined primarily due to the Company’s follow-on offering initiated on August 1, 2014 Source: Company Filings and SNL FinancialNote: Based on GAAP financial information  Reported BVPS & LTM ROAE  Diluted Earnings Per Share  (2)  (1)

 Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize riskUtilize outside investment managers for the fixed income and equities portfoliosAs of September 30, 2014, 100% of the Company’s fixed income portfolio was rated investment gradeAverage duration: 3.74 yearsComposite rating: AA- (S&P)Average yield: 1.66%Historical total returns in cash and investments as of September 30, 20141 Year: 4.90%2 Years: 4.11%  INVESTMENT Portfolio  19  Investments and Cash As of September 30, 2014$365.1 Million

 Strong Balance sheet  20  Debt free balance sheetShareholders’ equity of $179.7 million (1) Statutory surplus of $92.0 million (1)Strong reinsurance program to protect the balance sheet  ($ in Thousands)  September 30, 2014  December 31, 2013  Cash and Investments  $365,128  $262,156  Total Assets  $475,592  $316,741  Unearned Premiums  $186,638  $128,343  Total Liabilities  $295,868  $208,247  Total Shareholders’ Equity  $179,724  $108,494  As of September 30, 2014

 Top three writer of voluntary business in Florida (1)Excellent market conditions for Florida homeowners’ insurersMonarch provides opportunities for additional future growth  Exceptional Opportunity with a proven team  21  Exceptional Market Opportunity  Experienced Management Team  Proven Business Model  Strong Financial Performance  Highly experienced management team with a long history at Federated National and extensive insurance industry experienceThe majority of the management team was with the company during the 2004 and 2005 stormsStrong relationships with agents, reinsurers and regulators  Controlled rapid premium growthConsistent loss, expense and combined ratioStrong EPS, BVPS and ROAE  Underwrite voluntary businessOne of few select Florida homeowners’ insurance companies appointed to write voluntary business through Allstate’s Florida agentsFull indemnity reinsurance with 53 reinsurance partners, all of which are rated “A-” or higher by A.M. Best or fully collateralized   Based on Florida homeowners’ insurance new policies written for the three months ended June 30, 2014; Florida Office of Insurance Regulation

 CONTACT US  Company ContactsMichael Braun, Chief Executive Officer & PresidentEmail: mbraun@FedNat.com Phone: 954-308-1322Peter Prygelski, Chief Financial Officer & TreasurerEmail: pprygelski@FedNat.comPhone: 954-308-1252  22  Federated National Holding Company14050 N.W. 14th StreetSuite 180Sunrise, FL 33323Tel. (954) 581-9993 / (800) 293-2532www.FedNat.com